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                                                                   EXHIBIT 10.15

                                JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (this "Agreement") is made as of the 6th day of March, 2000 by and among eBay, Inc., a Delaware corporation ("eBay"), Manheim ATC, Inc., a Delaware corporation ("Manheim"), and AutoTrader.com, LLC, a Delaware limited liability company (the "Company").

                                    RECITALS:

     A. The Company, Manheim, ADP, Inc., a Delaware corporation ("ADP"), LTM Company L.P., a Virginia limited partnership ("Landmark"), ATC Holdings, Inc., a Nevada corporation ("ATCHI"), and KPCB Holdings, Inc, as nominee ("KPCB"), are parties to that certain Amended and Restated Registration Rights Agreement, dated as of August 20, 2000 (the "Registration Rights Agreement"), pursuant to which the Company has granted Manheim, ADP, Landmark, ATCHI and KPCB certain registration rights with respect to the Company's Class A Units.

     B. eBay and the Company are parties to that certain Unit Purchase Agreement, dated as of March 6, 2000 (the "Unit Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to eBay three percent (3%) of the Company's limited liability company membership Units, determined on a fully diluted basis (the "Purchase Units").

     C. The Company wishes to grant registration rights to eBay under the Registration Rights Agreement and to add eBay as a Holder under the terms of the Registration Rights Agreement.

     In consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Joinder. In accordance with Section 11.4 of the Registration Rights Agreement, by the execution of this Agreement, eBay hereby agrees to become, and to be deemed for all purposes to be, a signatory to the Registration Rights Agreement and an additional Holder thereunder, and eBay shall be entitled to all of the rights and benefits of an additional Holder in accordance with the terms of the Registration Rights Agreement. eBay agrees to be bound by all of the terms and conditions applicable to it as an additional Holder under the Registration Rights Agreement with respect to the Purchase Units. In accordance with Section 11.4 of the Registration Rights Agreement, each of the Company and Manheim, as the holder of a majority of the outstanding Registrable Securities, hereby consents and approves the addition of eBay as an additional Holder under the Registration Rights Agreement.

     2. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to its conflict of laws provisions.


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     3. Further Assurances. The parties hereto each agree to perform any further acts and execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement or the Registration Rights Agreement.

     4. Binding Effect. This Agreement and the Registration Rights Agreement shall be binding upon, and shall inure to the benefit of, each of the parties hereto and their respective successors and assigns.

     5. Capitalized Terms. All capitalized terms used but not otherwise defined in this Agreement shall have the same meaning as set forth in the Registration Rights Agreement.

     6. Amendments. This Agreement and any of the provisions hereof may not be amended, altered or added to in any manner except by a document in writing signed by each party.

     7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                    COMPANY:

                                    AUTOTRADER.COM, LLC


                                    By: /s/ Andrew A. Merdek
                                       -----------------------------
                                    Name: Andrew A. Merdek
                                         ---------------------------
                                    Title: Secretary
                                          --------------------------


                                    EBAY:

                                    eBay, Inc.


                                    By: /s/ Brian Swette
                                       -----------------------------
                                    Name: Brian Swette
                                         ---------------------------
                                    Title: Chief Operating Officer
                                          --------------------------


                                    MANHEIM:

                                    MANHEIM ATC, INC.


                                    By: /s/ Andrew A. Merdek
                                       -----------------------------
                                    Name: Andrew A. Merdek
                                         ---------------------------
                                    Title: Secretary
                                          --------------------------